EXHIBIT 99.5

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company
	Statement Number:	59

Chapter 11	For the Period FROM:	9/1/2006

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	9/30/2006

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,385,561.20	$7,688,281.69	$616,022.52

B. Less: Total Disbursements per all Prior Statements		$7,880,954.55	$7,643,796.80	$6,292.48

C. Beginning Balance		$1,772,939.86	$110,441.10	$609,730.04

D. Receipts during Current Period
Description

9/5/2006	Hamdon Entertainment	$7,955.00
9/5/2006	S Pictures inc	$552.50
9/13/2006	Wire Transfer		$80,000.00
9/15/2006	Force Video			$7,980.00
9/20/2006	Sci-Fi Europe			$5,049.87
9/26/2006	Daro	$49,967.14
9/30/2006	interest	$7,260.24

TOTAL RECEIPTS THIS PERIOD		$65,734.88	$80,000.00	$13,029.87	—

E. Balance Available (C plus D)		$1,838,674.74	$190,441.10	$622,759.91	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 59

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose

9/1/2006		ADP Fees		$178.64

9/1/2006	38588	Alice P. Neuhauser		$664.04
9/1/2006	38589	New Wave Entertainment		$75.00
9/1/2006	38590	Accurate Express		$142.60
9/1/2006	38591	Clumeck,Stern,Schenkelburg& Getzo		$2,762.50
9/8/2006		ADP Fees		$112.69
9/8/2006	38592	Bonded Services, Inc		$6,592.01
9/8/2006	38593	New Wave Entertainment		$1,180.00
9/12/2006		ADP Taxes		$6,581.71
9/12/2006	8329	Payroll		$1,319.76
9/12/2006	8330	Payroll		$8,586.99
9/12/2006	8331	Payroll		$1,544.03
9/12/2006	8332	Payroll		$2,744.04
9/13/2006	1004	Vision Films			$14,598.04
9/13/2006		Wire Transfer	$80,000.00
9/15/2006		ADP Fees		$30.00
9/15/2006	38594	Accurate Express		$78.20
9/15/2006	38595	Blue Shield of California		$373.00
9/15/2006	38596	Federal Express		$53.27
9/15/2006	38597	Recall		$1,039.58
9/18/2006		Service Charge		$130.25
9/21/2006		ADP Taxes		$7,888.48
9/21/2006	38598	Two Easily Amused		$1,887.84
9/21/2006	38599	Visual Impact		$6,995.79
9/21/2006	38600	Arrowhead		$36.44
9/21/2006	38601	Bowne of Los Angeles, Inc		$359.70
9/21/2006	38602	Health Net		$4,187.18
9/21/2006	38603	New Beginnings Enterprises		$4,174.95
9/21/2006	38604	Accurate Express		$55.20
9/21/2006	38605	FilmPool		$325.00
9/22/2006	8333	Payroll		$1,319.76
9/22/2006	8334	Payroll		$10,133.50
9/22/2006	8335	Payroll		$1,544.03
9/22/2006	8336	Payroll		$2,744.04
9/22/2006	38606	KEREN AMINIA		$1,473.65
9/22/2006		ADP Fees		$112.69
9/29/2006		ADP Fees		$291.33
9/29/2006		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$80,000.00	$77,717.89	$14,648.04	—

G. Ending Balance (E less F)			$1,758,674.74	$112,723.21	$608,111.87	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 59

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£457,168.67	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£226,490.50	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$29,447.78
Denial Venture	1890-69-6501	$151,714.83
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$7,362.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser Debtor in Possession